UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): August 6, 2014


                               CEL-SCI CORPORATION
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             (Exact name of Registrant as specified in its charter)



       Colorado                        001-11889                 84-0916344
 -----------------------           -------------------       -----------------
(State or other jurisdiction      (Commission File No.)     (IRS Employer
of incorporation)                                            Identification No.)


                         8229 Boone Boulevard, Suite 802
                             Vienna, Virginia 22182
               --------------------------------------------------
          (Address of principal executive offices, including Zip Code)



       Registrant's telephone number, including area code: (703) 506-9460



                                       N/A
                  --------------------------------------------
          (Former name or former address if changed since last report)

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Item 3.02. Unregistered Sales of Equity Securities.

     See Item 5.02 below.

Item 5.02. Departure of Directors or Certain  Officers;  Election of Directors;
           Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     Stock Awards

     On July 22, 2014 the Company's shareholders approved the Company's 2014 Incentive Stock Bonus Plan. On August 6, 2014 the Company's board of directors granted stock awards ("Awarded Shares") pursuant to the 2014 Plan to the persons and in the amounts shown below.

      Grantee                          Awarded Shares (1)

      Geert Kersten                        5,800,000
      Eyal Talor                           3,100,000
      Patricia Prichep                     3,100,000
      John Cipriano                        1,600,000

(1) The Awarded Shares (or a portion of the shares) will only be earned based upon the achievement of certain significant milestones leading to the commercialization of the Company's Multikine technology or significant increases in the market price of the Company's common shares.

     Upon the achievement of the following performance goals, a percentage of the Awarded Shares will be earned by the Grantees and will no longer be subject to being forfeited to the Company.

      i. Upon either (a) the enrollment of 350 patients in the Phase 3 head and neck cancer study or (b) the closing price of a share of Company's common stock on the primary exchange on which such common stock is then traded exceeds $3.50 for ten consecutive trading days, each Grantee shall earn 25% of the Awarded Shares.

      ii. Upon either (a) the full enrollment of patients in the Phase 3 head and neck cancer study or (b) the start of a pivotal clinical trial for Multikine (Leukocyte Interleukin, Injection) (the "Proprietary Technology") in a disease indication other than head and neck cancer or (c) the closing price of a share of Company common stock on the primary exchange on which the common stock is then traded exceeds $6.00 for ten consecutive trading days, each Grantee will earn 50% of the Awarded Shares, less any of the Awarded Shares previously earned.

      iii. Upon either (a) the end of the Phase 3 head and neck cancer study or any other pivotal study involving the Proprietary Technology, or (b) the closing price of a share of Company common stock on the primary

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

           exchange on which the common stock is then traded exceeds $9.00 for ten consecutive trading days, each Grantee will earn 75% of the Awarded Shares, less any of the Awarded Shares previously earned.

      iv. Upon either (a) the filing of the first marketing application for any pharmaceutical based upon the Proprietary Technology in any of the USA, Canada, UK, Germany, France, Italy, Spain, Japan, or Australia, or (b) the closing price of a share of Company common stock on the primary exchange on which the common stock is then traded exceeds $12.00 for ten consecutive trading days, each Grantee will earn 100% of the Awarded Shares, less any of the Awarded Shares previously earned.

     The stock price per share will be proportionately adjusted in the event of any stock splits, stock dividends; recapitalizations or similar events.

      The Grantees may not sell, convey, transfer, pledge, encumber or otherwise dispose of the Awarded Shares until the shares are earned.

     If the Grantee has not earned any part of the Awarded Shares as of August 6, 2017, all Awarded Shares will be forfeited and returned to the Company.

     The Grantees will forfeit and return to the Company all Awarded Shares that have not been earned as of August 6, 2024.

     Notwithstanding the above, upon the occurrence of a Level One Change in Control, all Awarded Shares which have not previously been earned will vest and all restrictions pertaining to the Awarded Shares (other than as may be provided by applicable securities laws) which have not previously been earned will lapse. Upon the occurrence of a Level Two Change in Control, if during the period commencing on the date that is 12 months prior to the occurrence of the Level Two Change in Control and ending on the date that is 48 months following the Level Two Change in Control, the Grantee's employment with the Company is terminated, other than for Cause, or the Grantee terminates his employment on account of Good Reason, all Awarded Shares will vest and all restrictions pertaining to the Awarded Shares (other than as may be provided by applicable securities laws) will lapse.

      (i) A Level One Change in Control will occur upon (a) the acquisition by any individual, entity or group of beneficial owners (within the meaning of Rule 13d-3 of the Securities and Exchange Commission) of 50% or more of either (1) the then outstanding shares of the common stock of the Company, or (2) the combined voting power of the then outstanding voting securities of the Company entitled to vote in the election of directors or (b) a majority of the Board consisting of persons who were not nominated or appointed in the first instance by the Board.

      (ii) A Level Two Change in Control will occur upon acquisition by any individual, entity or group of beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission) of 20% or more of either (1) the then outstanding shares of the common stock of the Company or (2) the combined voting power of the then outstanding voting securities of the Company entitled to vote in the election of directors.

     (iii) Cause means (a) conviction of, or pleas of nolo contendere, by the Grantee for a felony or dishonesty while performing his employment duties, (b) a Grantee's violation of any non-competition, non-solicitation, confidentiality or other restrictive covenant agreement applicable to the Grantee or (c) the Grantee's continued failure to materially carry out his duties as an employee which failure has not been cured within 30 days after the Grantee receives written notice of such failure.

      (iv) Good Reason means (a) a reduction in compensation (including benefits) of the Grantee or (b) the Grantee being assigned any duties which are materially inconsistent with the duties of the Grantee immediately prior to the occurrence of the Level Two Change in Control or (c) the office at which the Grantee performs his duties is more than 10 miles from the office at which the Grantee performed his duties immediately prior to the occurrence of the Level Two Change in Control.

     The Company relied upon the exemption provided by Section 4(2) of the Securities Act of 1933 with respect to the issuance of the shares described above. The persons who acquired these securities were sophisticated investors and were provided full information regarding the Company's business and operations. There was no general solicitation in connection with the offer or sale of these securities. The persons who acquired these securities acquired them for their own accounts. The certificates representing the shares of common stock will bear a restricted legend providing that they cannot be sold except pursuant to an effective registration statement or an exemption from registration. No commission or other form of remuneration was given to any person in connection with the issuance of these securities.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  August 7, 2014               CEL-SCI CORPORATION



                                    By:/s/ Patricia B. Prichep
                                       ---------------------------------------
                                       Patricia B. Prichep
                                       Senior Vice President of Operations